                               Schedule 14A Information

                      Proxy Statement Pursuant to Section 14(a)
                        of the Securities Exchange Act of 1934
                               (Amendment No. ________ )

Filed by the Registrant /X/

Filed by a party other than the Registrant / /

     Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2)

/X/ Definitive Proxy Statement

/ / Definitive Proxy Materials

/ / Soliciting Material Pursuant to
    Section 240.14a-11(c) or Section 240.14a-12

    Florida Gaming Corporation
    ---------------------------------
    Name of Registrant as Specified
    in its Charter

    ---------------------------------
    Name of Person(s) Filing Proxy
    Statement if other than Registrant

    Payment of Filing Fee (Check the
    appropriate box):

    /X/ No fee required

    / / Fee computed on table below per Exchange
        Act Rules 14a6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:


        ----------------------------------------------
        (2) Aggregate number of securities to
            which transaction applies:

        ----------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Ex-change Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------

        (4) Proposed maximum aggregate value of
            transaction:

        ----------------------------------------------
        (5) Total fee paid:

        ----------------------------------------------

     / / Fee paid previously with preliminary materials:

     / / Check box if any part of the fee is offset provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

        ----------------------------------------------

     (2) Form, Schedule or Registration
         Statement No.:

        ----------------------------------------------

     (3) Filing Party:

        ----------------------------------------------

     (4) Date Filed:

        ----------------------------------------------

                              FLORIDA GAMING CORPORATION


                                                        November 25, 1998



Dear Florida Gaming Stockholder:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Florida Gaming Corporation which will be held on December 30, 1998 at Double Tree Club Hotel, 9700 Bluegrass Parkway, Louisville, Kentucky 40299 at 2:00 P.M. local time. We hope you will be able to attend.

     The enclosed meeting notice and proxy statement contain details concerning the business to come before the Meeting. You will note that the Board of Directors of the Company recommends a vote:

     * "FOR" the election of six directors to serve until the 1999 Annual Meeting of Stockholders.

     * "FOR" the appointment of King & Company PSC as the Company's auditor for 1998.

     Please sign and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the Meeting even if you cannot attend. Included in these materials is the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 1997.

W. B. Collett
Chairman of the Board and
Chief Executive Officer

                              FLORIDA GAMING CORPORATION

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To all Holders of Common Stock of Florida Gaming Corporation:

     The 1998 Annual Meeting (the "Meeting") of Stockholders of Florida Gaming Corporation (the "Company"), a Delaware corporation, will be held at Double Tree Club Hotel, 9700 Bluegrass Parkway, Louisville, Kentucky 40299 on December 3O, 1998 at 2:00 P.M., local time, for the following purposes:

     1. To elect six directors to serve until the 1999 Annual Meeting of Stockholders;

     2.   To appoint King & Company PSC, as the Company's auditor for 1999;

     3    To transact such other business as may properly come before the
Meeting and adjournments thereof.

     Stockholders of record at the close of business on November 24, 1998, are entitled to notice of and to vote at the Meeting, and any adjournments thereof.

     A list of stockholders of the Company as of the close of business on November 24, 1998, will be available for inspection during normal business hours from December 1 through December 30, 1998 at 2669 Charlestown Road, Suite D, New Albany, Indiana 47150.

                              By Order of the Board of Directors



November 25, 1998             W. B. Collett, Jr.
                              Executive Vice President and
                              Secretary



EACH STOCKHOLDER IS URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                              FLORIDA GAMING CORPORATION
                                3500 N.W. 37TH AVENUE
                                 MIAMI, FLORIDA 33142
                                    (305) 633-6400

                  PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished to the holders of common stock (the "Common Stock") of Florida Gaming Corporation (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be voted at the 1998 Annual Meeting of Stockholders of the Company to be held at Double Tree Club Hotel, 9700 Bluegrass Parkway, Louisville, Kentucky 40299 on December 30, 1998, at 2:00 P.M., local time, and at any adjournments thereof (the "Annual Meeting").

     All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later proxy, or by voting in person at the Annual Meeting.

     The mailing address of the principal executive offices of the Company is Florida Gaming Corporation, 3500 N.W. 37th Avenue, Miami, Florida 33142. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to stockholders is December l, 1998.

     At the Annual Meeting, stockholders will be asked to vote on the election of nominees to the Board of Directors and the appointment of King & Company PSC as the Company's auditor for 1999.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of directors to serve until the 1999 Annual Meeting of Stockholders, in voting by proxy, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. Regarding the appointment of King & Company PSC as the Company's auditor for 1998, stockholders may vote in favor of, against or abstain from voting on the proposal. Stockholders should specify their choice on the enclosed form of proxy.

     If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a properly signed and dated proxy will be voted "FOR" the election of all nominees and "FOR" the approval of King & Company PSC as the Company's auditor for 1998.

     The election of directors will require the affirmative vote by the holders of a plurality of the shares of Common Stock of the Company voting in person or by proxy at the Annual Meeting and all other actions will require the affirmative vote by the holders of a majority of the shares of Common Stock of the Company voting in person or by proxy at the Annual Meeting.

     Only holders of record of shares of Common Stock of the Company at the close of business on November 24, 1998, (the "Record Date") are entitled to vote at the Annual Meeting or adjournments thereof. Each holder of record on the Record Date is entitled to one vote on all matters considered for each share of Common Stock of the Company so held. On the Record Date, there were 5,782,250 shares of Common Stock of the Company issued and outstanding. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                ELECTION OF DIRECTORS

BOARD OF DIRECTORS

     The Board of Directors of the Company, pursuant to the By-Laws of the Company, has set the number of directors of the Company at six. All directors elected at the Annual Meeting will hold office until the next annual meeting of stockholders following their election and until their successors are elected and qualified.

     The Board of Directors has nominated W. Bennett Collett, W. Bennett Collett, Jr., George W. Galloway, Jr., Timothy L. Hensley, Roland M. Howell, and Robert L. Hurd for election at the Annual Meeting.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the Company's executive officers and directors as of the Record Date:

                                                       Director or
                                                        Executive
Name(1)             Age  Position With The Company    Officer Since
-------             ---  -------------------------    -------------
W. Bennett Collett  66   Chief Executive Officer           1993
                         and Chairman

Robert L. Hurd      59   President and Director            1993

W. Bennett Collett, 43   Executive Vice President,         1993
Jr.                      Secretary and Director

Timothy L. Hensley  42   Director                          1997

                                      2

                                                            Director or
                                                              Executive
Name(1)                   Age  Position With The Company    Officer Since
-------                   ---  -------------------------    -------------
George W. Galloway, Jr.   64   Director                          1994

Roland M. Howell          81   Director                          1995

(1) Gary E. Bowman, who was first elected a director of the Company at the 1994 Annual Meeting of Shareholders, resigned as a director for personal reasons effective April 30, 1998.

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

     The following information is furnished as of the Record Date. Each of the nominees for election to the Board of Directors is currently serving as a director of the Company.

     W. BENNETT COLLETT has served as Chairman of the Board, Chief Executive Officer and a director of Freedom Financial Corporation ("Freedom") since its formation in 1985. Freedom was a bank holding company until January 1988 at which point it sold its banking subsidiaries. Mr. Collett has served as President and as a director of Freedom Holding, Inc. ("Holding") since its formation in December 1992. Holding's sole business currently is to hold shares of Freedom. Mr. Collett has been involved in the management of banking and financial service companies for over 23 years having been a principal of ten commercial banks. For 14 years Mr. Collett was a principal shareholder and chief executive officer of various banks and finance companies in Alabama, Arkansas, Georgia, Indiana and Missouri ranging in asset size from $1,000,000 to $250,000,000.

     ROBERT L. HURD has served as President and a director of Freedom since July 1, 1991 and as President and as a director of Holding since April 20, 1998. Mr. Hurd has served as President and Chairman of General Health Care Corporation, a New Jersey based company in the health care apparel business, since February 13, 1995. From 1987 until 1991, Mr. Hurd was President and Chairman of Pacific Press & Shear Inc. a hydraulic press and shear manufacturer.

     W. BENNETT COLLETT JR. served as President of Freedom from 1988 to 1989. Since August 1989, Mr. Collett has served Freedom as Executive Vice President. He has been a director of Freedom since its formation in 1985 and a director of Holding since April 20, 1998. He presently serves as Secretary and Treasurer of Holding. Mr. Collett is responsible for supervision of the Company's gaming operations (live jai-alai performances and inter tract wagering). Mr. Collett was appointed to the Company's Board of Directors on August 9 1994. W. Bennett Collett Jr. is the son of W. Bennett Collett.

     TIMOTHY L. HENSLEY served Freedom from 1988 to June 1998 in various capacities, including President, Executive Vice President and Treasurer and a director. Mr. Hensley was appointed to the Company's Board of Directors on February 27, 1997. Mr. Hensley served as Executive Vice President, Treasurer and Chief Financial Officer of the Company from 1993 until he resigned in June 1998 to accept a position as chief financial officer of Park Trust Development, a residential and commercial real estate development company located in Murfreesboro, Tennessee.

     GEORGE W. GALLOWAY JR. has been a self-employed physician since 1958 and has served as the medical director of the emergency room at Kennestone Hospital in Marietta, Georgia since 1983.

     ROLAND M. HOWELL served in hotel management for over thirty years and was an owner and operator of hotels in Florida for approximately twenty years before his retirement in 1969. He is currently a private investor with investments primarily in municipal bonds, stocks, and real estate.

     The Company's Board of Directors held 7 meetings during 1997 and the Acquisition Committee of the Board of Directors held 5 meetings during 1997. Dr. George W. Galloway, Jr. attended 5 meetings of the Board of Directors and 3 meetings of the Acquisition Committee. All of the other directors attended six or more meetings of the Board of Directors and all of the other members of the Acquisition Committee attended all of its meetings. The Board of Directors has no standing audit, nominating or compensation committees.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 per Cent of the Company's Common stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports and certain representations furnished to the Company, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation paid by the Company for the fiscal years ended December 31, 1997, 1996, and 1995 to W. Bennett Collett, W. Bennett Collett, Jr. (W. B. Collett, Jr.) and Timothy L. Hensley.
W. Bennett Collett received no cash
compensation from the Company from the time he began service as an executive officer on March 31, 1993 through December 31, 1995.


                              Summary Compensation Table

                                Annual           Long Term
                            Compensation        Compensation
                            ------------        ------------

Name and Principal     Fiscal              Options/   All Other
    Position           Year      Salary      SARS    Compensation
-----------------     -------   ---------  --------  -------------
W. Bennett Collett     1997     $237,000    165,000     -0-
Chairman of the        1996      390,000      -0-       -0-
Board and Chief        1995        -0-      300,000     -0-
Executive Officer

W. B. Collett, Jr.     1997     $165,000     40,000     -0-
Executive Vice         1996       97,000    100,000     -0-
President and          1995       84,000      -0-       -0-
Director

Timothy L. Hensley     1997     $110,208     25,000     -0-
Executive Vice         1996       80,462      -0-       -0-
President, CFO         1995       70,650      -0-       -0-
and Director

                       AGGREGATED OPTION EXERCISES IN FISCAL 1997
                                AND YEAR-END OPTION VALUES

                                                      Number of Securities
                                                    Underlying Unexercised
                                                Options at Fiscal Year End
                                                                   (#) (1)

                          Shares Acquired    Value         Exercisable/
Name                       on Exercise (#)  Realized($)    Unexercisable(#)
----                      ----------------  -----------   -----------------
W. Bennett Collett              -0-            -0-          490,000/-0-(2)

W. B. Collett, Jr.              -0-            -0-          215,000/0-(2)

Timothy L. Hensley              -0-            -0-         50,000/25,000(2)

(1) Based on a per share closing price of $3.00 at December 31, 1997. None of these options were in-the-money.

(2) These options were cancelled effective November 2, 1998.

DIRECTOR COMPENSATION

     The Company currently pays its non-management directors, Timothy L. Hensley, Dr. George W. Galloway, Jr., and Roland M. Howell a $500 monthly fee. W. Bennett Collett, W. B. Collett, Jr., and Robert L. Hurd receive no directors fees.

     On August 9, 1994, the Company adopted a Directors' Stock Option Plan pursuant to which each current and future directors of the Company will receive an option to purchase 25,000 shares of Common Stock. All options previously granted pursuant to the Directors' Stock Option Plan were cancelled effective November 2, 1998.

     On February 26, 1997, the Company adopted a Directors' Continuing Stock Option Plan that provides that every director will be granted an option to purchase 10,000 shares of common Stock for each full or partial year that such director served as such before January 1, 1997 and for each full year as a director after December 31, 1996. All options previously granted pursuant to the Directors' Continuing Stock Option Plan were cancelled effective November 2, 1998.

INDEMNIFICATION

     Under Section 145 of the Delaware General Corporation Law ("DGCL"), the Company has the power to indemnify directors and officers under certain prescribed circumstances and subject to certain limitations against certain costs and expenses, including attorney's fees, actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative, or investigative, to which any of them is a party by reason of his being a director or officer of the Company if it is determined that he acted in accordance with the applicable standard of conduct set forth in such statutory provisions. The Company's Bylaws provide that the Company shall indemnify each person who may be indemnified pursuant to Section 145, as amended from time to time (or any successor provision thereto), to the fullest extent permitted by Section 145. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Freedom and Holding may each be deemed to be a "parent" of the Company as such term is defined in the rules promulgated under the Exchange Act. For information with respect to the ownership of stock in Freedom and Holding, see "Security Ownership of Certain Beneficial Owners and Management" elsewhere herein.

     On September 12, 1996, the Company consummated the purchase of notes (the "WJA Notes") of WJA Realty Limited Partnership ("WJA") from the Bank of Oklahoma, National Association ("BOK"). The WJA Notes totaled $20,728,826 (consisting of $16,887,907 principal and $3,840,919 accrued but unpaid interest), bearing interest at 9.25% on the principal and unpaid interest. The Company paid $2,000,000 in cash, issued 703,297 shares of the Company's Common Stock to BOK DPC Asset Holding Corporation, a wholly owned subsidiary of BOK, issued a promissory note in the original principal amount of $6,000,000 (the BOK Note) to BOK bearing interest at New York Prime Rate (subsequently changed to New York Prime plus two percent) and issued a $1,000,000 original principal amount non-interest bearing promissory note to BOK in payment of a contingent liability relating to certain collections by the Company in excess of $12,000,000 on account of the WJA Notes. The terms of the transaction were determined based on arm's length negotiations. The principal balance due on the BOK Note is $2,800,000.

     The WJA Notes were secured by real estate and improvements consisting of jai-alai and inter-track wagering facilities located at Miami, Tampa and Ocala, Florida. The Company entered into an Assets Purchase Agreement dated as of November 20, 1996 (the "Agreement") between the Company, Florida Gaming Centers, Inc. (the "Subsidiary"), and WJA, pursuant to which the Subsidiary (a wholly owned subsidiary of Company) agreed to acquire all of the tangible and intangible properties and assets owned by WJA. Upon the terms and subject to the conditions set forth in the Agreement, on December 31, 1996, with an effective date of January 1, 1997, the Company acquired WJA's jai-alai and inter-track wagering facilities located in Miami, Tampa and Ocala, Florida. The assets acquired have been combined under the Company's Ft. Pierce Jai-Alai and Inter-Track Wagering operations into the Subsidiary .

     The Company and Freedom entered into a Credit Line Agreement dated October 1, 1996, whereby the Company agreed to lend Freedom up to $2,000,000 at an annual interest rate of 2% above the prime rate, partially secured by Freedom's federal tax refunds receivable totaling approximately $600,000 through and for the year ended December 31, 1994, and a first mortgage on 23 acres of partially-developed commercial real estate in Georgia with an appraised value of $1,600,000. This line of credit superseded a $1,000,000 line of credit established on December 1, 1995. Principal and interest outstanding under the Credit Line Agreement were payable upon demand by the Company. The agreement did not provide for periodic payments of principal or interest.

     Pursuant to the Asset Purchase Agreement dated as of September 24, 1997, the Company purchased from Interstate Capital Corporation ("Interstate") 23 acres of partially developed commercial real property and a residential real estate development called Tara Club Estates (collectively, the "Properties"), all of which are situated in Loganville, Walton County, Georgia. Interstate is a wholly owned subsidiary of Freedom. As consideration for the purchase, the Company paid Interstate the sum of $6,373,265, payable as follows: (i) the Company's assumption of $1,081,102 of first mortgage promissory notes to certain lenders secured by the Properties, (ii) the Company's issuance of 2,084 shares of Series F 8% Convertible Preferred Stock at a stated value of $1,000 per share (convertible on the basis of 296.6689 shares of the Company's common stock for each $1,000 of stated value of the Preferred Stock), and (iii) the cancellation of $3,208,163 owed by Freedom to the Company in accordance with the Credit Line Agreement and otherwise. The transaction was approved by a Committee of the Board of Directors of the Company who did not have a direct financial interest in the transaction after receiving a fairness opinion from an independent investment banker.

     In addition to loans made to Freedom under the Credit Line Agreement described above, the Company provided working capital advances to Freedom and made payments to third parties on Freedom's behalf throughout 1997. These third party payments comprised transfers totaling approximately $582,000 to Freedom's brokerage margin account, which funds were used by Freedom to cover margin calls made by the brokerage as the value of Freedom's collateral in the margin account decreased in value. The collateral included the Company's common stock acquired by Freedom during 1997 pursuant to its exercise of options. The Company also advanced approximately $118,000 directly to Freedom through this open account during the year. Freedom made payments to the Company during 1997 totaling $259,500 as a reimbursement of these advances and also incurred expenses on behalf of the Company totaling approximately $207,500, which were credited to Freedom's open account. On June 22, 1998, the Company repurchased 84 shares of its $1,000 par value Series F Preferred Stock from Interstate for $84,000 and Freedom paid in full the remaining balance of $233,034, plus interest at 2% above the prime rate.

     On July 10, 1997, the Company issued to an unrelated party a $1,200,000 5% Cumulative Convertible Debenture due December 31, 1998 (the "Debenture"). The Debenture provided its holder with certain demand rights after December 31, 1997 to redeem part of the Debenture under certain circumstances (the "Demand Rights"). Freedom guaranteed the Demand Rights by pledging 300,000 shares of the Company's Common Stock pursuant to a Guaranty and Stock Pledge Agreement. The Company completed its redemption of the Debenture on December 5, 1997.

     Pursuant to a Stock Purchase Agreement, on March 31, 1993, the Company issued an aggregate of 699,480 shares of Common Stock and options for 1,630,000 shares of Common Stock to Freedom at an exercise price of $1.25 per share. In 1994, Freedom exercised options to purchase 300,000 shares of Common Stock. In 1997, Freedom exercised options to purchase 425,000 shares of Common Stock. Freedom used its working capital to effect these purchases. Options for the remaining 905,000 shares of Common Stock expired on March 31, 1998.

     During 1996, the Board of Directors established the annual salary of W. Bennett Collett, the Chairman of the Board and Chief Executive Officer of the Company, at $360,000, payable monthly.

Mr. Collect had received no salary for the previous two years. During 1997, Mr. Collett received 8 monthly payments of $30,000 consistent with the Board's directive. In September, 1997, the Company discontinued the salary payments to the Mr. Collett and began paying $30,000 per month to Freedom in lieu of his salary. No written employment or consulting agreement exists between the Company and Freedom. Beginning November 1, 1997, the Company discontinued salary payments of $9,000 per month to Robert L. Hurd, the President of the Company, and began paying $8,000 per month to Freedom in lieu of his salary. Mr. Collett and Mr. Hurd are Chairman of the Board and Chief Executive Officer and President, respectively, of Freedom.

     On November 10, 1998, the Board of Directors of the Company authorized the Company to borrow up to $1,500,000 from Freedom with the loan to be represented by a promissory note (the "Company Note") bearing interest at the rate of 15% per annum secured by a first lien on the shares of the Company's wholly-owned subsidiaries, Florida Gaming Centers, Inc. ("Gaming Centers") and Tara Club Estates, Inc. ("Tara") and by a second lien on substantially all of the Company's other assets. The Note will be guaranteed by Gaming Centers and Tara with their guaranties secured by a second lien on substantially all of their respective assets. Freedom may partially fund the Company Note out of the proceeds of a loan from a commercial bank (the "Freedom Note"). The Freedom Note will bear interest at the rate of 13% per annum and must be personally guaranteed by W. Bennett Collett, the Company's Chairman and Chief Executive Officer. The Freedom Note will be secured by the assignment of the Company Note and the collateral securing the Company Note. The Company Note and the Freedom Note will be due on demand or one year from date if no demand is made. Five points must be paid at the closing of the Freedom Note and a like amount will be paid at the closing of the Company Note.

                       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                                OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date concerning each stockholder known to the Company to own beneficially more than five percent of the outstanding Common Stock of the Company and information regarding beneficial ownership of Common Stock, the Class B Common Stock of Freedom and the Common Stock of Holding by each director and executive officer, and all directors and executive officers as a group. Of the 1,652,480 shares of the Company's Common Stock currently held of record by Freedom, 1,100,000 shares have been pledged by Freedom to a bank to secure a $1,800,000 line of credit and the remaining shares have been pledged to other creditors. Freedom and Holding each may be deemed to be a "parent" of the Company as such term is defined in the rules promulgated under the Securities Exchange Act of 1934. Holding's sole business currently is to hold shares of Freedom.


                            THE COMPANY               FREEDOM              HOLDING
                            -----------               -------              -------

Directors and            Number     Percent      Number     Percent    Number    Percent
Executive                  of         of           of         of         of         of
Officers               Shares(1)    Class(2)    Shares(1)   Class(3)   Shares(1)  Class(4)
------------          ----------   ---------   ----------  ---------   ---------  ---------
W. B. Collett....     2,245,818(5)   35.2%    1,109,011(6)   95.0%     412.1(7)   74.3%

Robert L. Hurd ..         1,000(8)      *         ----       ----       54.3(9)    9.8%

W. B. Collett, Jr.        ----       ----         ----       ----       87.9      15.9%

Timothy L.
Hensley .........         ----       ----         ----       ----       ----       ----

Roland M.Howell..       352,500(10)   6.1%        ----       ----       ----       ----

George W.
Galloway, Jr.....         ----       ----         ----       ----       ----       ----
All current
directors and
executive
officers as a
group (6 persons)     2,599,318(11)   42.8%     1,109,011     95.0%    554.3      100%

5% BENEFICIAL OWNERS
Freedom
Financial
Corporation(15)..     2,245,818(12)   35.2%        N/A         N/A       N/A       N/A

BOK DPC Asset
Holding
Corporation (14)        703,297       12.2%        N/A         N/A       N/A       N/A

Roland M. and
Dorothy V.
Howell(15)......        352,500        6.1%        N/A         N/A       N/A       N/A

Casino
America,
Inc(16).........        369,425(17)    6.0%        N/A         N/A       N/A       N/A

*Less than 1%.

(1) Based upon information furnished to the Company by the named person, and information contained in filings with the Securities and Exchange Commission (the "Commission"). Under the rules of the Commission, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or which the person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the named persons have sole voting and investment power with respect to shares shown by them.

(2) Based 5,782,250 shares outstanding as of the Record Date. Shares of Common Stock subject to options exercisable or preferred stock convertible within 60 days are deemed outstanding for computing the percentage of class of the person holding such options or preferred stock, but are not deemed outstanding for computing the percentage of class for any other person.

(3) Based on 1,167,943 shares outstanding as of the Record Date. Class B Common Stock is the only class of Freedom's capital stock issued and outstanding.

(4) Based on 554.3 shares outstanding on the Record Date.

(5) Includes 2,245,818 shares beneficially owned by Freedom, which includes 593,338 shares into which 2,000 shares of the Company's Series F Preferred Stock owned by Interstate are convertible. Mr. Collett may be deemed to beneficially own the shares held by Freedom, although he disclaims beneficial ownership of such shares.

(6) Includes 1,109,011 shares owned by Holding. Mr. Collett may be deemed to beneficially own the shares held by Holding, although he disclaims beneficial ownership of such shares.

(7) lncludes 88 shares owned by Mr. Collett's former spouse for which he has sole voting power, but no power of disposition.

(8) Includes 1,000 shares owned by the Hurd Family Partnership, L.P., of which Mr. Hurd is general partner.

(9) Includes 54.3 shares owned by the Hurd Family Partnership, L.P., of which Mr. Hurd is general partner.

(10) Of the 352,500 shares, Mr. and Mrs. Howell own 197,500 shares as joint tenants and share voting and investment power, Mr. Howell owns 10,000 shares individually and retains sole voting and investment power with respect to these shares, and Mrs. Howell owns 145,000 shares individually and retains sole voting and investment power with respect to these shares.

(11) Includes 593,338 shares which may be acquired by all directors and executive officers as a group.

(12) See Note (5). The address of Freedom Financial Corporation and Freedom Holding, Inc. is 2669 Charlestown Road, Suite D, New Albany, Indiana 47150. The business address of W. B. Collett is 1750 South Kings Highway. Fort Pierce, Florida 34945-3099.

(13) Casino America, Inc. owns 27,707 shares of Freedom's 7% Series AA Mandatorily Redeemable Preferred Stock. (the "Freedom Preferred Stock"). Until October 4, 1999, the Freedom Preferred Stock is convertible into 184,713 shares of the Company's Common Stock owned by Freedom if at the time of conversion Florida law permits casino style gaming in Florida and 369,426 shares if at the time of conversion Florida law does not permit casino style gaming in Florida.

(15) BOK DPC Asset Holding Corporation's address is Bank of Oklahoma Tower, P.O. Box 2300, Tulsa Oklahoma 74192

(16) Roland M. and Dorothy V. Howell's address is Plaza Venetia, Suite 22 A-B, Miami, Florida 33123.

(17) Casino America Inc.'s address is 711 Washington Loop, Biloxi, Mississippi 39530.

                            INDEPENDENT PUBLIC ACCOUNTANTS

     King & Company, PSC serves as the Company's independent public accountants and audited the Company's financial statements for the fiscal years ended December 31, 1995, 1996 and 1997 following the engagement of King & Company PSC on January 9, 1995. It is anticipated that a representative of King & Company PSC will be present at the Annual Meeting, will have an opportunity to make a statement should he desire to do so, and will be available to respond to appropriate questions.

                               EXPENSES OF SOLICITATION

     All expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names. Solicitation may be undertaken by mail, telephone and personal contact by directors, officers and employees of the Company without additional compensation.

                   STOCKHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company on or before August 17, 1999 to be eligible for inclusion in the Company's proxy statement and proxy relating to that meeting.

                                  OTHER INFORMATION

     Management does not know of any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the meeting. As to any other matter or proposal that may properly come before the meeting, it is intended that proxies solicited will be voted in accordance with the discretion of the proxy holders. The form of proxy and the proxy statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

     A COPY OF THE COMPANY'S FORM 10-KSB/A FOR THE YEAR ENDED DECEMBER 31, 1997, WITHOUT EXHIBITS, IS BEING DELIVERED WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY'S FORM 10-KSB/A FOR THE YEAR ENDED DECEMBER 31, 1997 AND/OR A COPY OF THE COMPANY'S FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER 30, 1998 MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO: W. BENNETT COLLETT, FLORIDA GAMING CORPORATION, 2669 CHARLESTOWN ROAD, SUITE D, NEW ALBANY, INDIANA 47150 OR CALLING (502) 589-2000.

               This Proxy is Solicited by the Board of Directors
                 FLORIDA GAMING CORPORATION (THE "CORPORATION")

    The undersigned hereby appoints Robert L. Hurd and W. B. Collett, Jr., or either of them (with full power to act alone), as proxies, with the Corporation's Chief Executive Officer retaining the power of substitution should either of them be unable to serve, to represent and to vote all of the stock of the Corporation held of record or which the undersigned is otherwise entitled to vote, at the close of business on November 24, 1998, at the 1998 Annual Meeting of Stockholders to be held at Double Tree Club Hotel, 9700 Bluegrass Parkway, Louisville, Kentucky 40299 on December 30, 1998, at 2:00 P.M. (local time) and at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

1.         ELECTION OF DIRECTORS
           / / FOR all nominees listed below      / / WITHHOLD AUTHORITY to
           (except as marked to the contrary      vote for all nominees listed
           below)                                 below

     W. Bennett Collett, W. Bennett Collett, Jr., George W. Galloway, Jr., Timothy L. Hensley, Roland M. Howell, and Robert L. Hurd

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES,
                  WRITE THE NOMINEE'S NAME ON THE LINE BELOW)
                                        ________________________________________

2.         PROPOSAL TO RATIFY THE APPOINTMENT OF KING & COMPANY AS INDEPENDENT AUDITORS OF THE CORPORATION
           FOR 1998.
      / / FOR         / / AGAINST         / / ABSTAIN

                                        ________________________________________

3.         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED AND IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT. IF NO INSTRUCTION IS INDICATED, THIS SIGNED AND DATED PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1 AND "FOR" ITEM 2.

                                                                       Signature
                                                                       Additional signature, if held jointly
                                                                       Dated: , 1998
                                                                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                                       PROMPTLY USING THE ENVELOPE PROVIDED
                                                                       Please sign exactly as name appears at left.
                                                                       When shares are held by joint tenants, both
                                                                       should sign. When signing as attorney,
                                                                       executor, administrator, trustee or guardian,
                                                                       please give full title as such. If a
                                                                       corporation, please sign in full corporate
                                                                       name by President or other authorized
                                                                       officer. If a partnership, please sign in
                                                                       partnership name by authorized officer.